                                                                 Exhibit 10.9(e)


                       AMENDMENT NO. 4 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "FOURTH AMENDMENT") is entered into this 11th day of August, 2000, among:

         APPLIED GRAPHICS TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "BORROWER");

         The banks, financial institutions and other institutional lenders from time to time party to the Credit Agreement (as defined herein) (each a "LENDER" and, collectively, the "LENDERS"); and

         FLEET BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT");

                                    RECITALS
         WHEREAS:

         (A) The Borrower has entered into a certain Amended and Restated Credit Agreement dated as of March 10, 1999, as amended by Amendment No. 1 to Credit Agreement dated June 2, 1999, Amendment No. 2 to Credit Agreement dated June 28, 1999, and Amendment No. 3 and Consent to Credit Agreement dated as of July 21, 2000 (as so amended and as it may hereafter from time to time be further amended, modified, supplemented, or restated, the "CREDIT AGREEMENT"); and

         (B) The Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, as follows:

                  2.1 Section 1 (Definitions) of the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Applicable Margin" set forth therein is deleted in its entirety and the following is substituted therefor:

                  "'APPLICABLE MARGIN' means at any date of determination thereof:

                  (i) with respect to Term Loan A Advances and Revolving Credit Advances, the applicable percentage set forth below opposite the applicable ratio of Consolidated Total Funded Debt to EBITDA determined as set forth below:

    APPLICABLE MARGIN FOR TERM LOAN A ADVANCES AND REVOLVING CREDIT ADVANCES

           RATIO OF CONSOLIDATED                  APPLICABLE MARGIN FOR         APPLICABLE MARGIN FOR
         TOTAL FUNDED DEBT/EBITDA                EURODOLLAR RATE ADVANCES        PRIME RATE ADVANCES
         ------------------------                ------------------------        -------------------
         Equal to or greater than 4.00
          to 1.00                                         3.25%                         2.00%

         Equal to or greater than 3.75
          to 1.00, but less than 4.00
          to 1.00                                         3.00%                         1.75%

         Equal to or greater than 3.00
          to 1.00, but less than 3.75
          to 1.00                                         2.75%                         1.50%

         Equal to or greater than 2.50
          to 1.00, but less than 3.00
          to 1.00                                         2.50%                         1.25%

         Equal to or greater than 2.00
          to 1.00, but less than 2.50
          to 1.00                                         2.25%                         1.00%

         Less than 2.00 to 1.00                           2.00%                         0.75%

         The Applicable Margin for each Eurodollar Rate Advance and Prime Rate Advance that is a Term Loan A Advance or a Revolving Credit Advance shall be determined on a quarterly basis by reference to the ratio of Consolidated Total Funded Debt to EBITDA for the preceding four (4) full fiscal quarters, as reflected on the financial statements provided to the Administrative Agent pursuant to Section 5.03(c) or (d), three
         (3) Business Days after the date on which the Administrative Agent receives the foregoing financial statements, together with a certificate of a Responsible Officer of the Borrower demonstrating the ratio of Consolidated Total Funded Debt to EBITDA. If the Borrower has not submitted to the Administrative Agent the information described above as and when required under Section 5.03(c) or (d), as the case may be, the Administrative Agent may determine, in its reasonable judgment, the ratio referred to above that would have been in effect as at such date, and, consequently, the Applicable Margin in effect for the period commencing on such date until such time as the Borrower submits to the Administrative Agent the information so required, and within three (3) Business Days after receipt thereof the Applicable Margin shall be adjusted retroactively for the relevant period.

                  Notwithstanding the above schedule, from the Effective Date of the Fourth Amendment until the delivery to the Administrative Agent of the Borrower's financial statements for September 30, 2000, the Applicable Margin for a Revolving Credit Advance and a Term Loan A Advance shall be 3.25% for a Eurodollar Advance and 2.00% for a Prime Rate Advance;

                  (ii) with respect to Term Loan B Advances, 3.75% for Eurodollar Rate Advances, and 2.50% for Prime Rate Advances; and

                  (iii) with respect to Term Loan C Advances, 4.00% for Eurodollar Rate Advances, and 2.75% for Prime Rate Advances."

                  (b) The definition of "EBITDA" set forth therein shall be modified to read as follows:

                  "'EBITDA' means, for any period, commencing with the quarterly reporting period ending September 30, 2000 (provided that the method of calculating EBITDA in effect prior to the effectiveness of the Fourth Amendment shall apply with respect to any reporting period which ends or ended prior to September 30, 2000), the sum, determined on a Consolidated basis without duplication, of (A)(i) net income (or net loss), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, (vi) non-cash charges,
         (vii) restructuring charges, asset impairment charges, and losses on the sale of property, plant and equipment, and (viii) severance expenses not in excess of $250,000 in any one fiscal quarter, minus all interest income and gains on property, plant and equipment, in each case determined in accordance with GAAP for such period; provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains, plus (B) the pro forma effect on EBITDA for such period of any Permitted Acquisition consummated by the Borrower or any of its Subsidiaries during the most recent twelve month period preceding the date of determination, but solely for the number of months immediately preceding the consummation of the applicable Permitted Acquisition, which number equals twelve (12) less the number of months following the consummation of the applicable Permitted Acquisition to such date of determination."

                  (c) The following definition is inserted in the appropriate alphabetic location:

                  "'FOURTH AMENDMENT' means Amendment No. 4 to Credit Agreement dated August 11, 2000 by and among the Borrower, the Lenders and the Agent."

                  (d) Notwithstanding anything to the contrary contained in the definition of "Revolving Credit Commitment", as of the Effective Date hereof,
(i) the aggregate amount of the Lenders' Revolving Credit Commitments is $85,000,000, and (ii) the Revolving Credit Commitment of each Lender is the amount set forth opposite such Lender's name on Schedule I annexed hereto.

                  2.2 Section 5.03(b) (Intentionally Omitted) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(b) MONTHLY FINANCIALS. As soon as available and in any event within twenty (20) Business Days after the end of each calendar month:

                           (i) a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and a Consolidated statement of income of the Borrower and its Subsidiaries for such month and an aged receivable trial balance and aged payable trial balance of the Borrower and each of its Subsidiaries, in each case for such month; and

                           (ii) a Consolidated statement of income and a Consolidated statement of certain cash flow items, in a form satisfactory to the Agent (including Capital Expenditures, Indebtedness for borrowed money, and repayment of Indebtedness), of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such calendar month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year;

         all of the foregoing to be in reasonable detail and duly certified by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP (other than in respect of the cash flow items and subject to normal year-end audit adjustments and quarter-end review adjustments and the absence of footnotes), together with a certificate of said officer stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto."

                  2.3 Section 5.03(c) (Quarterly Financials) of the Credit Agreement is hereby amended by deleting the last paragraph thereof in its entirety and substituting the following therefor:

         "all of the foregoing to be in reasonable detail and duly certified by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes), together with (x) a certificate of said officer stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, and
         (y) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the financial covenants contained in Sections 5.04(a) through (e), provided, that in the event (1) of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with
         Section 5.04, a statement of reconciliation conforming such financial statements to GAAP, and (2) that the DPG Sale has not occurred and the Borrower has treated the assets to be disposed of in the DPG Sale as a "discontinued operation" but for purposes of determining compliance with Section 5.04 has reconsolidated such assets, then the Borrower shall also provide footnotes to such financial statements detailing the method used by the Borrower to reconsolidate such assets."

                  2.4 Section 5.04(a) (Consolidated Total Funded Debt to EBITDA Ratio) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(a) CONSOLIDATED TOTAL FUNDED DEBT TO EBITDA RATIO.

                           (i) Until the DPG Sale is consummated, maintain as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of
         (i) Consolidated Total Funded Debt to (ii) EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 1999                                5.25:1.00
                  December 31, 1999                                 5.25:1.00
                  March 31, 2000                                    5.25:1.00
                  June 30, 2000                                     5.00:1.00
                  September 30, 2000                                4.90:1.00
                  December 31, 2000                                 4.90:1.00
                  March 31, 2001                                    4.75:1.00
                  June 30, 2001                                     4.50:1.00
                  September 30, 2001                                4.00:1.00
                  December 31, 2001                                 4.00:1.00
                  March 31, 2002                                    3.75:1.00
                  June 30, 2002                                     3.75:1.00
                  September 30, 2002                                3.75:1.00
                  December 31, 2002                                 3.75:1.00
                  March 31, 2003                                    3.75:1.00
                  June 30, 2003                                     3.75:1.00
                  September 30, 2003                                3.75:1.00
                  December 31, 2003                                 3.75:1.00
                  March 31, 2004                                    3.50:1.00
                  June 30, 2004                                     3.25:1.00
                  September 30, 2004                                3.00:1.00
                  December 31, 2004                                 2.75:1.00
                  March 31, 2005 and each
                   Fiscal Quarter Thereafter                        2.50:1.00

                           (ii) In the event of the consummation of the DPG Sale, from and after the date thereof, maintain as of the last day of each fiscal quarter of the Borrower a ratio of (i) Consolidated Total Funded Debt to (ii) EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 2000                                4.50:1.00
                  December 31, 2000                                 4.50:1.00
                  March 31, 2001                                    4.50:1.00
                  June 30, 2001                                     4.25:1.00
                  September 30, 2001                                4.00:1.00

                  December 31, 2001                                 4.00:1.00
                  March 31, 2002                                    3.75:1.00
                  June 30, 2002                                     3.75:1.00
                  September 30, 2002                                3.75:1.00
                  December 31, 2002                                 3.75:1.00
                  March 31, 2003                                    3.75:1.00
                  June 30, 2003                                     3.75:1.00
                  September 30, 2003                                3.75:1.00
                  December 31, 2003                                 3.75:1.00
                  March 31, 2004                                    3.50:1.00
                  June 30, 2004                                     3.25:1.00
                  September 30, 2004                                3.00:1.00
                  December 31, 2004                                 2.75:1.00
                  March 31, 2005 and each
                   Fiscal Quarter Thereafter                        2.50:1.00"

                  2.5 Section 5.04(b) (Consolidated Senior Debt to EBITDA Ratio) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(b)     CONSOLIDATED SENIOR DEBT TO EBITDA RATIO.

                           (i) Until the DPG Sale is consummated, maintain as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of
         (i) Consolidated Senior Debt to (ii) EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 1999                                4.25:1.00
                  December 31, 1999                                 4.25:1.00
                  March 31, 2000                                    4.25:1.00
                  June 30, 2000                                     4.00:1.00
                  September 30, 2000                                4.45:1.00
                  December 31, 2000                                 4.45:1.00
                  March 31, 2001                                    4.15:1.00
                  June 30, 2001                                     4.00:1.00
                  September 30, 2001                                3.00:1.00

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  December 31, 2001                                 3.00:1.00
                  March 31, 2002                                    2.75:1.00
                  June 30, 2002                                     2.75:1.00
                  September 30, 2002                                2.75:1.00
                  December 31, 2002                                 2.75:1.00
                  March 31, 2003                                    2.75:1.00
                  June 30, 2003                                     2.75:1.00

                  September 30, 2003                                2.75:1.00
                  December 31, 2003                                 2.75:1.00
                  March 31, 2004                                    2.75:1.00
                  June 30, 2004                                     2.50:1.00
                  September 30, 2004                                2.25:1.00
                  December 31, 2004                                 2.00:1.00
                  March 31, 2005 and each
                    Fiscal Quarter Thereafter                       1.75:1.00

                           (ii) In the event of the consummation of the DPG Sale, from and after the date thereof, maintain as of the last day of each fiscal quarter of the Borrower a ratio of (i) Consolidated Senior Debt to (ii) EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 2000                                3.90:1.00
                  December 31, 2000                                 3.90:1.00
                  March 31, 2001                                    3.85:1.00
                  June 30, 2001                                     3.80:1.00
                  September 30, 2001                                3.00:1.00
                  December 31, 2001                                 3.00:1.00
                  March 31, 2002                                    2.75:1.00
                  June 30, 2002                                     2.75:1.00
                  September 30, 2002                                2.75:1.00
                  December 31, 2002                                 2.75:1.00
                  March 31, 2003                                    2.75:1.00
                  June 30, 2003                                     2.75:1.00
                  September 30, 2003                                2.75:1.00
                  December 31, 2003                                 2.75:1.00
                  March 31, 2004                                    2.75:1.00
                  June 30, 2004                                     2.50:1.00
                  September 30, 2004                                2.25:1.00
                  December 31, 2004                                 2.00:1.00
                  March 31, 2005 and each
                    Fiscal Quarter Thereafter                       1.75:1.00"

                  2.6 Section 5.04(c) (Interest Coverage Ratio) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(c)     INTEREST COVERAGE RATIO.

                           (i) Until the DPG Sale is consummated, maintain as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of
         (i) Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower to (ii) Interest Expense of the Borrower and its Subsidiaries for such period of not less than the ratio set forth below:

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 1999                                2.50:1.00
                  December 31, 1999                                 2.50:1.00
                  March 31, 2000                                    2.50:1.00
                  June 30, 2000                                     2.30:1.00
                  September 30, 2000                                2.00:1.00
                  December 31, 2000                                 1.95:1.00
                  March 31, 2001                                    2.00:1.00
                  June 30, 2001                                     2.00:1.00
                  September 30, 2001 and each
                    Fiscal Quarter Thereafter                       3.00:1.00

                           (ii) In the event of the consummation of the DPG Sale, from and after the date thereof, maintain as of the last day of each fiscal quarter of the Borrower a ratio of (i) Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower to
         (ii) Interest Expense of the Borrower and its Subsidiaries for such period of not less than the ratio set forth below:

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 2000                                1.90:1.00
                  December 31, 2000                                 1.90:1.00
                  March 31, 2001                                    2.00:1.00
                  June 30, 2001                                     2.05:1.00
                  September 30, 2001 and each
                    Fiscal Quarter Thereafter                       3.00:1.00"

                  2.7 Section 5.04(d) (Fixed Charge Coverage Ratio) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(d) FIXED CHARGE COVERAGE RATIO.

                  (i) Until the DPG Sale is consummated, maintain as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of (i) EBITDA for the most recently completed four fiscal quarters of the Borrower, less cash Capital Expenditures made by the Borrower and its Subsidiaries during such four fiscal quarters less the aggregate amount of federal, state, local and foreign income taxes paid by the Borrower and its Subsidiaries in cash during such four fiscal quarters (excluding any such income taxes paid during such period with respect to any gains arising from an Asset Disposition), less cash dividends, if any, paid by the Borrower to the holders of its common stock during such four fiscal quarters, to the (ii) sum of (x) cash interest paid by the Borrower and its Subsidiaries on all Debt during such four fiscal quarters plus (y) scheduled payments of principal amounts of all Debt paid by the Borrower and its Subsidiaries during such four fiscal quarters, of not less than the ratio set forth below for such period:

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 1999                                1.20:1.00
                  December 31, 1999                                 1.20:1.00
                  March 31, 2000                                    1.20:1.00
                  June 30, 2000                                     1.20:1.00
                  September 30, 2000                                1.05:1.00
                  December 31, 2000                                 0.85:1.00
                  March 31, 2001                                    1.00:1.00
                  June 30, 2001                                     0.90:1.00
                  September 30, 2001 and each
                    Fiscal Quarter Thereafter                       1.40:1.00

                  (ii) In the event of the consummation of the DPG Sale, from and after the date thereof, maintain as of the last day of each fiscal quarter of the Borrower a ratio of (i) EBITDA for the most recently completed four fiscal quarters of the Borrower, less cash Capital Expenditures made by the Borrower and its Subsidiaries during such four fiscal quarters less the aggregate amount of federal, state, local and foreign income taxes paid by the Borrower and its Subsidiaries in cash during such four fiscal quarters (excluding any such income taxes paid during such period with respect to any gains arising from an Asset Disposition), less cash dividends, if any, paid by the Borrower to the holders of its common stock during such four fiscal quarters, to the
         (ii) sum of (x) cash interest paid by the Borrower and its Subsidiaries on all Debt during such four fiscal quarters plus (y) scheduled payments of principal amounts of all Debt paid by the Borrower and its Subsidiaries during such four fiscal quarters, of not less than the ratio set forth below for such period:

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 2000                                1.00:1.00
                  December 31, 2000                                 0.80:1.00
                  March 31, 2001                                    0.95:1.00
                  June 30, 2001                                     0.90:1.00

                  FOUR FISCAL QUARTERS ENDING ON:                   RATIO
                  -------------------------------                   -----
                  September 30, 2001 and each
                  Fiscal Quarter Thereafter                         1.40:1.00"

                  2.8 Section 5.04(e) (Minimum Net Worth) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(e)     MINIMUM NET WORTH.

                           Maintain as of the last day of each fiscal quarter of the Borrower an excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries of not less than
         (i) $275,000,000 plus (ii) seventy-five percent (75%) of Consolidated positive net income of the Borrower and its Subsidiaries for the period commencing April 1,2000 and ending June 30, 2000, and each September 30, December 31, March 31, and June 30 thereafter, as applicable, computed on a cumulative basis for said entire period. Notwithstanding anything to the contrary contained in this Section 5.04(e), in the event that (A) the "write-down" related to the DPG Sale is not reflected in the Borrower's financial statements for its fiscal quarter ended June 30, 2000, the Borrower's consolidated net worth as at June 30, 2000 and as at the last day of each fiscal quarter thereafter, shall not be less than the sum of (i) eighty-five percent (85%) of the excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries at the Initial Funding Date plus (ii) seventy-five percent (75%) of Consolidated positive net income of the Borrower and its Subsidiaries for the period commencing July 1, 1999 and ending December 31, 1999, June 30, 2000, September 30, 2000 and each December 31, March 31, June 30 and September 30 thereafter, as applicable, computed on a cumulative basis for said entire period; and (B) the "write-down" related to the DPG Sale has been reflected in the Borrower's financial statements for its fiscal quarter ended June 30, 2000, and thereafter the DPG Sale has not occurred and the Borrower reconsolidated the assets which were to be disposed of in the DPG Sale, then the amount of $275,000,000 set forth in clause (i) above in this Section 5.04(e) shall be adjusted by an amount equal to the increase or decrease to such amount arising as a result of such reconsolidation."

         3. FEE. In the event that all of the Lenders execute and deliver this Fourth Amendment, the Borrower shall pay to the Administrative Agent for the benefit of each Lender that executes and delivers this Third Amendment no later than 5:00 p.m. on Friday, August 11, 2000 (the "FOURTH AMENDMENT FEE DATE"), a non-refundable amendment fee equal to the product of (a) 0.50% (i.e., 50 basis points) multiplied by (b) the sum of (i) the Revolving Credit Commitment of such Lender, (ii) the aggregate outstanding amount of all Term Loan A Advances of such Lender, (iii) the aggregate outstanding amount of all Term Loan B Advances of such Lender, plus (iv) the aggregate outstanding amount of all Term Loan C Advances of such Lender, in each case, as of the Fourth Amendment Fee Date and after giving effect to the reduction in the Revolving Credit Commitments contained herein. Such fee shall be payable on August 11, 2000.

         4.       ACKNOWLEDGMENTS AND CONFIRMATIONS.

                  4.1 Collateral Documents. Each of the Borrower and each Guarantor that is a party thereto hereby acknowledges and confirms that the Liens granted or to be granted pursuant to the Collateral Documents secure or will secure, without limitation, the Indebtedness, liabilities and obligations of the Borrower and each such Guarantor to the Lender Parties and the Administrative Agent under the Credit Agreement as amended hereby and the Guaranty as acknowledged and confirmed hereby, whether or not so stated in the Collateral Documents, and that the terms "Obligations" and "Liabilities" as used in the Collateral Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lender Parties and/or the Administrative Agent) include, without limitation, the Indebtedness, liabilities and obligations of the Borrower and the Guarantors under the Credit Agreement as amended hereby and the Guaranty as acknowledged and confirmed hereby.

                  4.2 Guaranty. Each of the Guarantors hereby acknowledges and confirms that the term "Guaranteed Obligations" as used and defined in the Guaranty (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lender Parties and/or the Administrative Agent), includes, without limitation, the Indebtedness, liabilities and obligations of the Borrower under the Credit Agreement as amended hereby.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender Parties and the Administrative Agent that:

                  5.1 No Default. After giving effect to this Fourth Amendment, no Default or Event of Default shall have occurred or be continuing.

                  5.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Fourth Amendment, each and every one of the representations and warranties set forth in the Loan Documents is true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

                  5.3 Authority; Enforceability. (i) The execution, delivery and performance by each Loan Party of this Fourth Amendment are within its organizational powers and have been duly authorized by all necessary corporate action, (ii) this Fourth Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms and (iii) this Fourth Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of such Loan Party's organizational documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens under the Loan Documents) under, any document evidencing any contractual obligation to which such Loan Party is a party or any order, injunction, writ or decree to which it or its respective property is subject; or (C) violate any requirement of law.

         6.       REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                  6.1 Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

                  6.2 No Waiver; References. The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Fourth Amendment, each reference in:

                           (i) the Credit Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

                           (ii) the other Loan Documents to the Credit Agreement
shall mean and be a reference to the Credit Agreement as amended hereby; and

                           (iii) the Loan Documents to the Loan Documents shall
be deemed to include this Fourth Amendment.

         7.       MISCELLANEOUS.

                  7.1 Expenses. The Borrower agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment.

                  7.2. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purposes.

                  7.3 Law. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  7.4 Successors. This Fourth Amendment shall be binding upon the Borrower, the Lender Parties and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender Parties and the Administrative Agent and the successors and assigns of the Lender Parties and the Administrative Agent.

                  7.5 Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  7.6 Effectiveness. This Fourth Amendment shall become effective as of the date first written above when executed by the Borrower, the Administrative Agent and the Lenders (the "EFFECTIVE DATE").

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective officers thereunto duly authorized on the date first written above.

                                              APPLIED GRAPHICS
                                               TECHNOLOGIES, INC.


                                              By: _____________________________
                                              Name:____________________________
                                              Title:___________________________

                                              FLEET BANK, N.A., AS A BANK,
                                               AS ADMINISTRATIVE AGENT, INITIAL
                                               ISSUING BANK AND SWING LINE BANK

                                              By: _____________________________
                                              Name:____________________________
                                              Title:___________________________

Acknowledged and Consented to:

MIRAMAR EQUIPMENT, INC.
DEVON GROUP, INC.
BLACK DOT GRAPHICS, INC.
ORENT GRAPHICARTS, INC.
TYPO-GRAPHICS, INC.
AMBROSI & ASSOCIATES, INC.
WEST COAST CREATIVE, INC.
ABD GROUP, INC.
MERIDIAN RETAIL, INC.
TAPROOT INTERACTIVE, INC.
PROOF POSITIVE/FARROWLYNE
 ASSOCIATES, INC.
ONE 2 ONE, INC.
PORTAL PUBLICATIONS, LTD.
THE WINN ART GROUP, LTD.
COLOR CONTROL, INC.
AGILE ENTERPRISE, INC.
AGT SYSTEMS SERVICES, INC.
RETAIL PROFIT SOLUTIONS, INC.

For each of the forgoing corporations

By:_______________________________________
Name:_____________________________________
Title:____________________________________

CONSENTED TO:

BANK OF AMERICA, N.A.


By:_______________________________________
Name:_____________________________________
Title:____________________________________


FIRST UNION NATIONAL
 BANK, N.A.


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE CHASE MANHATTAN BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE BANK OF NEW YORK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


SOVEREIGN BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


MELLON BANK, N.A.

By:_______________________________________
Name:_____________________________________
Title:____________________________________


          [Signature Page to AGT Amendment No. 4 dated August 11, 2000]

CONSENTED TO:

SUNTRUST BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


CITIZENS BANK OF
 MASSACHUSETTS


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE BANK OF NOVA SCOTIA


By:_______________________________________
Name:_____________________________________
Title:____________________________________


BHF (USA) CAPITAL
 CORPORATION


By:_______________________________________
Name:_____________________________________
Title:____________________________________


          [Signature Page to AGT Amendment No. 4 dated August 11, 2000]

                                  SCHEDULE I TO
                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

                          REVOLVING CREDIT COMMITMENTS

REVOLVING CREDIT LENDER                          REVOLVING CREDIT COMMITMENT
-----------------------                          ---------------------------
Fleet Bank, N.A.                                        $17,000,000.00

Bank of America, N.A.                                   $11,333,333.33

First Union National Bank, N.A.                         $ 9,444,444.44

The Chase Manhattan Bank                                $ 9,444,444.44

The Bank of New York                                    $ 9,444,444.44

Sovereign Bank                                          $ 7,555,555.56

Mellon Bank, N.A.                                       $ 5,666,666.67

Suntrust Bank                                           $ 5,666,666.67

Citizens Bank of Massachusetts                          $ 5,666,666.67

The Bank of Nova Scotia                                 $ 3,777,777.77
                                                        ==============

                   TOTAL                                $85,000,000.00